Nuveen Large Cap Growth Opportunities Fund (formerly First American Large Cap Growth Opportunities Fund)
Summary Prospectus | February 26, 2010, as supplemented January 1, 2011
Ticker: Class A–FRGWX, Class B–FETBX, Class C–FAWCX, Class R–FLCYX, Class Y–FIGWX

This summary prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the fund’s complete prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at www.nuveen.com/MF/resources/eReports.aspx. You can also get this information at no cost by calling (800) 257-8787 or by sending an e-mail request to mutualfunds@nuveen.com. If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary. The fund’s prospectus and statement of additional information, both dated February 26, 2010, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective
The investment objective of the fund is long-term growth of capital.

Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial professional and in “Determining Your Share Price” on page 80 of the prospectus and “Reducing Class A Sales Charges” on page 86 of the fund’s statement of additional information.

Shareholder Fees
(fees paid directly from your investment)	Class A	Class B	Class C	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)[1]	None	5.00%	1.00%	None	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None	None
Exchange Fees	None	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)	$15	$15	$15	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class R	Class Y

Management Fees[2]	0.83%	0.83%	0.83%	0.83%	0.83%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	0.00%
Other Expenses[3]	0.16%	0.16%	0.16%	0.16%	0.16%

Gross Annual Operating Expenses	1.24%	1.99%	1.99%	1.49%	0.99%

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption					No Redemption

	A	B	C	R	Y	A	B	C	R	Y

1 Year	$669	$702	$202	$152	$101	$669	$202	$202	$152	$101
3 Years	$922	$924	$624	$471	$315	$922	$624	$624	$471	$315
5 Years	$1,194	$1,173	$1,073	$813	$547	$1,194	$1,073	$1,073	$813	$547
10 Years	$1,967	$2,123	$2,317	$1,779	$1,213	$1,967	$2,123	$2,317	$1,779	$1,213

1	Class A share investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge (CDSC) of up to 1%. The CDSC on Class B shares declines over a six-year period from purchase. The CDSC on Class C shares applies only to redemptions within one year of purchase.

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2	The fund’s advisor has agreed to reimburse management fees across all share classes through December 31, 2012, to the extent necessary to maintain Class Y share total annual operating expenses, not including any acquired fund fees and expenses, at 0.98% of average daily net assets, provided that in no event will the advisor be required to make any reimbursements that would result in an annualized net management fee of less than 0.80% of average daily net assets.

3	Other Expenses have been restated to reflect current contractual fees, the payment by the fund of certain networking and sub-transfer agency fees previously paid by the fund’s administrator, and a decrease in the fund’s net assets after the fiscal year end due to certain redemptions by an affiliate.

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the fiscal year ended October 31, 2009, the fund’s portfolio turnover rate was 112% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the fund invests primarily (at least 80% of net assets, plus the amount of any borrowings for investment purposes) in common stocks of large-capitalization companies, defined as companies that have market capitalizations within the range of market capitalizations of companies constituting the Russell 1000 Index. This index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. While the market capitalizations of companies in the Russell 1000 Index ranged from approximately $261 million to $332.7 billion as of December 31, 2009, the advisor typically invests in common stocks that have market capitalizations of at least $3 billion at the time of purchase.

In selecting stocks, the fund’s advisor invests in companies that it believes exhibit the potential for superior growth based on factors such as above average growth in revenue and earnings, strong competitive position, strong management, and sound financial condition. The fund’s advisor will generally sell a stock if the stock hits its price target, the company’s fundamentals or competitive position significantly deteriorate, or if a better alternative exists in the marketplace.

The fund may invest up to 15% of its total assets in non-dollar denominated equity securities of foreign issuers. In addition, the fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of foreign issuers and in dollar-denominated equity securities of foreign issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of the fund’s total assets may be invested in equity securities of emerging market issuers. A country is considered to be an “emerging market” if it is defined as such by Morgan Stanley Capital International Inc.

The fund may utilize options, futures contracts, options on futures contracts, and forward foreign currency exchange contracts (“derivatives”). The fund may use these derivatives to manage market or business risk, enhance the fund’s return, or hedge against adverse movements in currency exchange rates.

Principal Risks
The value of your investment in this fund will change daily, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks of investing in this fund include:

Active Management Risk—Because the fund is actively managed, the fund could underperform other mutual funds with similar investment objectives.

Common Stock Risk—Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular country, company, industry, or sector of the market.

Derivatives Risk—The use of derivatives involves additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments. Derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on performance.

Emerging Markets Risk—Investments in emerging markets are subject to special political, economic, and market risks that can make the fund’s emerging market investments more volatile and less liquid than investments in developed markets.

Growth Stock Risk—There is the risk that growth stocks may underperform other types of stocks and the market as a whole. In addition, growth stocks can be more volatile than other types of stocks.

International Investing Risk—International investing involves risks not typically associated with U.S. investing. These risks include currency risk, foreign securities market risk, foreign tax risk, information risk, investment restriction risk, and political and economic risks.

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Fund Performance
The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

The bar chart below shows the fund’s performance for Class Y shares. The performance of the other share classes will differ due to their different expense structures.

Class Y Annual Total Return*

*	Class Y year-to-date total return as of September 30, 2010 was 8.47%.

During the ten-year period ended December 31, 2009, the fund’s highest and lowest quarterly returns were 13.78% and −21.06%, respectively, for the quarters ended September 30, 2009 and December 31, 2008.

The table shows the variability of the fund’s average annual returns and how they compare over the time periods indicated to that of the fund’s benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class Y shares only; after-tax returns for other share classes will vary.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employer-sponsored retirement plans.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects any fee waivers in effect during the periods presented. If these waivers were not in place, performance would be reduced.

Prior to July 1, 2004, Class R shares were designated Class S shares, which had lower fees and expenses. The performance information in the table prior to July 1, 2004 is based on the performance of the Class S shares. If current fees and expenses had been in effect, performance would have been lower.

		Average Annual Total Returns
		for the Periods Ended December 31, 2009[1]
					Since	Since
	Inception				Inception	Inception
	Date	1 Year	5 Years	10 Years	(Class C)	(Class R)

Class Returns Before Taxes:
Class A	1/9/95	26.10%	0.58%	(2.31)%	N/A	N/A
Class B	3/1/99	27.42%	0.60%	(2.49)%	N/A	N/A
Class C	9/24/01	31.38%	0.96%	N/A	2.04%	N/A
Class R	11/27/00	33.03%	1.46%	N/A	N/A	(2.06)%
Class Y	12/29/92	33.72%	1.98%	(1.50)%	N/A	N/A

Class Y Return After Taxes:
On Distributions		33.65%	1.62%	(1.96)%	N/A	N/A
On Distributions and Sale of Fund Shares		22.02%	1.70%	(1.32)%	N/A	N/A

Russell 1000 Growth Index[2] (reflects no deduction for fees, expenses, or taxes)		37.21%	1.63%	(3.99)%	3.02%	(2.71)%

1	Performance presented prior to 9/24/01 represents that of the Firstar Large Cap Core Equity Fund, a series of Firstar Funds, Inc., which merged into the fund on that date.

2	An unmanaged index that measures the performance of those companies in the Russell 1000® Index (a large-cap index) with higher price-to-book ratios and higher forecasted growth values.

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Management

Investment Advisor
Nuveen Fund Advisors, Inc.

Sub-Advisor
Nuveen Asset Management, LLC (“Nuveen Asset Management”)

Portfolio Managers

	Title	Portfolio Manager of Fund Since:

Harold R. Goldstein	Senior Vice President	July 2002
Scott M. Mullinix, CFA	Senior Vice President	April 2006
James A. Diedrich, CFA	Senior Vice President	February 2006

Purchase and Sale of Fund Shares
You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business, except that shares cannot be purchased by wire transfer on days that federally chartered banks are closed. You may purchase, redeem or exchange shares of the fund either through a financial advisor or directly from the fund.

You can become a shareholder of the fund by making a minimum initial investment of $2,500 ($2,000 for Coverdell Education Savings Accounts). The minimum additional investment is $100. The fund reserves the right to waive or lower purchase minimums under certain circumstances and to reject any purchase order.

Tax Information
The fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund and its distributor may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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